UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 26, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                     0-22011                  86-0760991
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      (State or other       (Commission File Number)         (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


   2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Amendment No. 1 to the Form 8K, dated February 1, 2007 and filed with the Securities and Exchange Commission (the "Commission") on February 1, 2007 (the "Original Filing") is being amended solely for the purpose of filing the following exhibits to the Original Filing.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

     4.1   Form of Warrant for investors in the Private Placement

     10.1  Form of Subscription Agreement for investors in the Private Placement

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated: February 2, 2007

                                   SYNOVICS PHARMACEUTICALS, INC.

                                   By:    /s/ Ronald Lane
                                       -----------------------------
                                   Name:  Ronald H. Lane, Ph.D.
                                   Title: President and Chief Executive Officer